UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22432

Oxford Lane Capital Corp.

(Exact name of registrant as specified in charter)

8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Address of principal executive offices)

Jonathan H. Cohen
Chief Executive Officer
Oxford Lane Capital Corp.
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 983-5275

Date of fiscal year end: March 31, 2011

Date of reporting period: September 30, 2011

Item 1. Reports to Shareholders.

The semi-annual report to shareholders for the period ended September 30, 2011 is filed herewith pursuant to rule 30e-1 under the Investment Company Act of 1940.

Oxford Lane Capital Corp.

Semi-Annual Report

September 30, 2011

oxfordlanecapital.com

OXFORD LANE CAPITAL CORP.

i

Oxford Lane Capital Corp

November 2, 2011

To Our Shareholders:

We are pleased to submit to you the report of Oxford Lane Capital Corp. (the “Fund” or “Oxford Lane”) for the six months ended September 30, 2011. The net asset value of our shares at that date was $15.14 per common share, down from $18.19 at March 31, 2011. The Fund’s common stock is traded on the NASDAQ Global Select Market and its share price can differ from its net asset value; at period end, the Fund’s closing price on the NASDAQ Global Select Market was $13.64, compared to $18.75 at March 31, 2011. The total return for Oxford Lane, for this six-month period, as reflected in the Funds’ financial highlights, was -22.55%. This return reflects the change in market price from March 31, 2011 to September 30, 2011 and includes the positive impact of $1.00 per share in dividends declared and paid for the period.

We are not aware of any directly comparable benchmark in the market place for funds that invest in CLO debt and equity tranches, however the past six months have seen significant declines in the shares of companies in the financial services sector. For example, while the Dow Jones Industrial Average was down 11% for the period, the NYSE Financial Index was down 26%, the NASDAQ Banks Index was down 24%, and the NYSE ARCA Securities Broker/Dealer Index was down 34%. Again, while we do not believe that any of these indices are directly comparable to the Fund, we do believe that the stock prices of many smaller companies in the financial services sector will often be influenced by exogenous market factors, not necessarily related to the performance of the companies.

We should also draw your attention to our dividend policy, which has been discussed in earlier reports, as we believe that the Fund is in an unusual position. Oxford Lane is subject to significant timing differences between its accounting income and its taxable income particularly as it relates to our CLO equity investments. We invest in CLO entities which may constitute “passive foreign investment companies” and are subject to complex tax rules; the calculation of taxable income attributed to a CLO equity investment can be dramatically different from the calculation of income for financial reporting purposes. Taxable income will ultimately be based upon the pro rata share of the residual economic interest attributed to the equity class of CLO securities, while accounting income is based upon an effective yield calculation. In general, we currently expect the taxable income to be higher than reportable accounting income on the basis of actual cash received, and our dividend decisions will be based upon our expectations for that taxable income (as is required for a regulated investment company). While reportable accounting income from our CLO equity class investments for the six months ended September 30, 2011 was approximately $1.4 million, we received or were entitled to receive approximately $2.7 million in residual equity payments. Our dividend distribution policy is based upon those residual equity payments.

We completed a rights offering in September, raising approximately $8.3 million. Those funds were deployed by the end of the quarter in what we believe are attractive risk-adjusted return CLO debt and equity investments, including one vehicle we had not previously invested in and five follow-on investments.

a	As a closed-end investment company, the price of the Fund’s NASDAQ Global Select Market traded shares will be set by market forces and will likely deviate from the net asset value per share of the Fund.
b	Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV.

Investment Review

The Fund’s investment objective is to maximize its portfolio’s total return. Our primary focus is to seek current income by investing in structured finance investments, including CLO vehicles which own debt securities, as well as in direct investment in corporate debt securities. As of September 30, 2011, we held investments in 21 different CLO structures.

The Fund has initially implemented its investment objective by purchasing in the secondary market the income notes (sometimes refered to as “equity”) and junior debt tranches of various CLO vehicles. Structurally, CLO vehicles are entities that were formed to purchase and manage a portfolio of loans. The loans within a CLO vehicle are limited to loans which meet established credit criteria. They are subject to concentration limitations in order to limit a CLO vehicle’s exposure to individual credits. The CLO vehicles which the Fund focuses on are collateralized primarily by senior loans, and generally have very little or no exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. Thus far, we are satisfied with the quality of our investment portfolio and the income stream that it is producing.

Investment Outlook

Beginning in mid-2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These developments caused a series of failures and restructurings among a large number of financial institutions, which either participated in the origination and distribution of structured finance or syndicated loan credit products, or which invested in them. The debt and equity capital markets in the United States were impacted by significant write-offs in the financial services sector relating to these products and the re-pricing of credit risk in the loan market, among other things. These events constrained the availability of capital for the market as a whole, and the financial services sector in particular. During 2009, the syndicated corporate loan market experienced both unprecedented price declines and volatility. While prices remained depressed across many sectors and ratings categories through most of 2009, we witnessed a strong upward move during the second half of 2009, which has continued through 2010 and into 2011 (although with significant volatility).

Because CLOs are collateralized by structured pools of syndicated corporate loans, and because of much higher levels of volatility recently experienced in the market for those loans, we believe that there exist attractive investment opportunities on a risk-adjusted basis within the CLO sector. We believe that the CLO equity and junior debt investments we own currently represent, as a class, an opportunity to obtain attractive risk-adjusted investment returns. We believe that a number of factors support this conclusion, including:

—	We believe that the long-term and relatively low-cost capital that many CLO vehicles have secured, compared with the increasing asset spreads and the introduction of more LIBOR floors have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns.
—	We believe that CLO equity and junior debt have generally become more liquid since mid-2009. From late 2007 through mid-2009, these assets traded only very infrequently. We believe that greater recent liquidity in this market has created an opportunity to better analyze and compare various equity and debt instruments from among a large number of different structures.
—	We believe that although Senior Loan asset prices have risen since mid-2010, CLO equity and junior debt instruments still offer attractive risk-adjusted returns.
—	We believe that larger institutional investors with sufficient resources to source, analyze and negotiate the purchase of these assets may refrain from purchasing assets of the size that we are targeting, thereby potentially reducing the competition for our target investments.
—	We believe that investing in CLO securities, and CLO equity instruments in particular, requires a high level of research and analysis. We believe that typically this analysis can only be adequately conducted by knowledgeable market participants, as the nature of that analysis tends to be highly specialized.

—	We believe that a stronger credit market for Senior Loans has substantially reduced the risk of collateral coverage test violations across many CLO structures, thereby reducing the risk that current cash distributions otherwise payable to junior debt tranches and/or equity will be diverted under the priority of payments to pay down the more senior obligations in various CLO structures.
—	We believe that the US CLO market is relatively large with a total par value of approximately $250 billion invested in over 500 different CLO vehicles. We estimate the size of the junior-most debt tranches (specifically the tranches originally rated “BB”) is approximately $9.0 billion (of which “turbo BB” tranches are an attractive sub-segment), and the size of the equity tranches is approximately $20 billion.

We have and continue to review a large number of CLO investment vehicles and, in the current market environment, we expect the majority of our portfolio holdings will continue to be focused on CLO debt and equity securities

Jonathan H. Cohen
Chief Executive Officer

OXFORD LANE CAPITAL CORP.

TOP TEN HOLDINGS
AS OF SEPTEMBER 30, 2011
(Unaudited)

Investment	Maturity	FAIR VALUE	% of Net Assets
Waterfront CLO 2007 – Class D Notes	October 15, 2020	$3,996,250	10.75%
CIFC Funding 2006-1X Class B2L Notes	October 20, 2020	3,538,298	9.52%
Harbourview CLO 2006-1 Income Notes	December 27, 2019	2,879,850	7.75%
Hewett Island CLO III – Class D Notes	August 9, 2017	2,651,107	7.13%
Jersey Street CLO 2007-1A Income Notes	October 20, 2018	2,293,200	6.17%
Emporia III, Ltd. 2007-3A Class E Notes	April 23, 2021	2,192,340	5.90%
Mountain Capital CLO IV, Ltd 2005-4X Class B2L Notes	March 15, 2018	1,917,769	5.16%
Octagon XI CLO 2007-1A Income Notes	August 25, 2021	1,822,500	4.90%
Hillmark Funding Ltd. 2006-1A Income Notes	May 21, 2021	1,500,000	4.04%
Lightpoint CLO VII, Ltd. 2007-7X Income Notes	May 15, 2021	1,470,000	3.96%

Investment Breakdown
(Unaudited)

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)

September 30, 2011
ASSETS
Investments, at fair value (identified cost: $39,638,353)	$35,578,035
Cash and cash equivalents	2,042,203
Interest receivable, including accrued interest purchased	283,227
Prepaid expenses and other assets	18,209
Total assets	37,921,674
LIABILITIES
Payable for securities purchased	370,000
Investment advisory fee payable to affiliate	174,346
Incentive fees payable	25,431
Directors' fees payable	27,500
Administrator expense payable	3,000
Accrued expenses	155,992
Total liabilities	756,269
NET ASSETS applicable to 2,455,238 shares of $0.01 par value common stock outstanding	$37,165,405
NET ASSETS consist of:
Paid in capital	42,583,636
Net realized gain (loss) on investments	—
Net unrealized depreciation on investments	(4,060,318)
Distribution in excess of net investment income	(1,357,913)
Total net assets	$37,165,405
Net asset value per common share	$15.14
Market price per share	$13.64
Market price discount to net asset value per share	(9.91%)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
(Unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)(5)
Bridgeport CLO II	structured finance	CLO secured notes – Class D(3)(4)(6) (4.55%, due June 18, 2021)	$1,130,501	$885,953	$610,470
Canaras Summit CLO 2007-1X	structured finance	CLO income notes(4)(7) (Estimated yield 22.95%, maturity June 19, 2021)	1,500,000	1,224,202	1,230,000
Canaras Summit CLO 2007-1A	structured finance	CLO secured notes – Class E(3)(4)(6) (4.60%, due June 19, 2021)	750,000	506,911	496,875
Cent CDO 15	structured finance	CLO secured notes – Class D(3)(4)(6) (4.46%, due March 11, 2021)	1,625,000	1,225,497	1,040,000
CIFC Funding 2006-1X	structured finance	CLO secured notes – Class B2L(3)(4)(6) (4.30%, due October 20, 2020)	5,730,501	4,057,838	3,538,298
Emporia III, Ltd. 2007-3A	structured finance	CLO secured notes – Class E(3)(4)(6) (4.00%, due April 23, 2021)	3,594,000	2,744,759	2,192,340
Gale Force 4 CLO 2007-4A	structured finance	CLO income notes(4)(7) (Estimated yield 16.30%, maturity August 20, 2021)	1,500,000	1,026,480	975,000
GSC VIII	structured finance	CLO secured notes – Class D(3)(4)(6) (3.70%, due April 18, 2021)	2,112,137	1,331,787	1,013,826
Harbourview CLO 2006-1	structured finance	CLO income notes(4)(7) (Estimated yield 22.30%, maturity December 27, 2019)	4,380,000	3,013,247	2,879,850
Hewett's Island CLO III	structured finance	CLO secured notes – Class D(3)(4)(6) (6.04%, due August 9, 2017)	3,568,592	2,821,182	2,651,107
Hewett's Island CLO IV	structured finance	CLO secured notes – Class E(3)(4)(6) (4.86%, due May 9, 2018)	1,500,000	1,303,634	958,200
Hillmark Funding Ltd. 2006-1A	structured finance	CLO income notes(4)(7) (Estimated yield 18.90%, maturity May 21, 2021)	2,000,000	1,634,325	1,500,000
Jersey Street CLO 2007-1A	structured finance	CLO income notes(4)(7) (Estimated yield 20.00%, maturity October 20, 2018)	3,185,000	2,474,821	2,293,200
Kingsland IV, Ltd. 2007-4A	structured finance	CLO income notes(4)(7) (Estimated yield 16.70%, maturity April 16, 2021)	1,850,000	1,554,383	1,332,000
Kingsland V, Ltd. 2007-5X	structured finance	CLO secured notes – Class E(3)(4)(6) (4.55%, due July 14, 2021)	2,250,000	1,639,444	1,361,250
Lightpoint CLO VII, Ltd. 2007-7X	structured finance	CLO income notes(4)(7) (Estimated yield 22.38%, maturity May 15, 2021)	2,000,000	1,442,439	1,470,000
Mountain Capital CLO IV, Ltd 2005-4X	structured finance	CLO secured notes – Class B2L(3)(4)(6) (5.00%, due March 15, 2018)	2,820,248	1,978,766	1,917,769
Octagon XI CLO 2007-1A	structured finance	CLO income notes(4)(7) (Estimated yield 19.76%, maturity August 25, 2021)	2,025,000	1,780,631	1,822,500
PPM Grayhawk CLO 2007	structured finance	CLO secured notes – Class D(3)(4)(6) (3.90%, due April 18, 2021)	1,869,138	1,378,230	1,084,100
Rampart CLO 2007-1A	structured finance	CLO income notes(4)(7) (Estimated yield 15.30%, maturity October 25, 2021)	1,500,000	1,350,945	1,215,000
Waterfront CLO 2007	structured finance	CLO secured notes – Class D(3)(4)(6) (5.05%, due October 15, 2020)	5,750,000	4,262,879	3,996,250
Total Investments				$39,638,353	$35,578,035

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”).

In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Notes bear interest at variable rates.
(4)	Cost value reflects accretion of original issue discount or market discount, and amortization of premium.

See Accompanying Notes

(5)	As a percentage of net assets at September 30, 2011, investments at fair value are categorized as follows: CLO debt 56.13% and CLO equity 39.60%.
(6)	The CLO secured notes generally bear interest at a rate determined by reference to LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of September 30, 2011.
(7)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring dividend distributions which are generally equal to remaining cash flow of the payments made by the underlying fund's securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon current projection of the amount and timing of recurring dividend distributions and repayment of principal upon termination. Such payments are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF OPERATIONS
(Unaudited)

Six Months Ended September 30, 2011
INVESTMENT INCOME
From non-affiliated/non-control investments:
Interest income – CLO debt and equity investments	$2,185,689
Total investment income from non-affiliated/non-control investments	2,185,689
EXPENSES
Investment advisory fees	358,014
Incentive fees	104,506
Professional fees	201,093
Administrator expense	144,381
Directors' fees	88,000
General and administrative	75,670
Insurance expense	37,515
Transfer agent and custodian fees	15,262
Total expenses	1,024,441
Net investment income	1,161,248
Net change in unrealized depreciation on investments	(4,017,818)
Net realized gain (loss) on investments	—
Net realized and unrealized gain (loss) on investments	(4,017,818)
Net decrease in net assets resulting from operations	$(2,856,570)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

	Six Months Ended September 30, 2011	January 25, 2011 (Commencement of Operations) to March 31, 2011
Decrease in net assets from operations:
Net investment income	$1,161,248	$124,150
Net realized gain (loss) on investments	—	—
Net change in unrealized depreciation on investments	(4,017,818)	(42,500)
Net decrease in net assets resulting from operations	(2,856,570)	81,650
Distributions from net investment income	(2,157,998)	(465,313)
Capital share transaction:
Issuance of common stock (net of underwriting fees and offering costs)	8,283,291	34,141,459
Reinvestment of dividends	33,886	—
Net increase in net assets from capital share transactions	8,317,177	34,141,459
Total increase in net assets	3,302,609	33,757,796
Net assets at beginning of period	33,862,796	105,000
Net assets at end of period (including distributions in excess of net investment income of $1,357,913 and $361,163)	$37,165,405	$33,862,796

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF CASH FLOWS
(Unaudited)

Six Months Ended September 30, 2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(2,856,570)
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash used in operating activities:
Amortization of discounts and premiums	(1,633,365)
Purchases of investments	(12,228,874)
Repayments of principal and reductions to investment cost value	2,761,715
Net change in unrealized depreciation on investments	4,017,818
Decrease in interest receivable	230,371
Decrease in prepaid expenses and other assets	12,977
Increase in investment advisory fee payable	47,497
Increase in incentive fee payable	25,431
Decrease in directors' fees payable	(3,000)
Decrease in administrator expense payable	(26,123)
Decrease in accrued expenses	(64,522)
Net cash used in operating activities	(9,716,645)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of stock issued under dividend reinvestment plan of $33,886)	(2,589,425)
Proceeds from the issuance of common stock	8,879,070
Underwriting commissions and offering expenses for the issuance of common stock	(595,779)
Net cash provided by financing activities	5,693,866
Net decrease in cash and cash equivalents	(4,022,779)
Cash and cash equivalents, beginning of period	6,064,982
Cash and cash equivalents, end of period	$2,042,203
SUPPLEMENTAL DISCLOSURES
Securities purchased, not settled	$370,000

See Accompanying Notes

OXFORD LANE CAPITAL CORP

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011
(Unaudited)

NOTE 1. ORGANIZATION

Oxford Lane Capital Corp. (“OXLC”, “we” or the “Fund”) was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010 as a non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, or the “1940 Act”. In addition, the Fund has elected to be treated for tax purposes as a regulated investment company, or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s total return and seeks to achieve its investment objective by investing primarily in senior secured loans and the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles.

OXLC’s investment activities are managed by Oxford Lane Management LLC, (“OXLC Management”), a registered investment adviser under the Investment Advisors Act of 1940, as amended. BDC Partners LLC (“BDC Partners”) is the managing member of OXLC Management and serves as the administrator of OXLC.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

The Fund considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

INVESTMENT VALUATION

The most significant estimate inherent in the preparation of the Fund’s financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes. The Fund is required to specifically fair value each individual investment on a quarterly basis.

The Fund complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Fund has determined that due to the general illiquidity of the market for the Fund’s investment portfolio, whereby little or no market data exists, all of the Fund’s investments are

OXFORD LANE CAPITAL CORP

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011
(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

valued based upon “Level 3” inputs as of September 30, 2011. The Fund’s Board of Directors determines the value of OXLC’s investment portfolio each quarter. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements.

The Fund has acquired a number of debt and equity positions in collateralized loan obligation (“CLO”) investment vehicles, which are special purpose financing vehicles. In valuing such investments, the Fund considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In addition, the Fund considers the indicative prices provided by the broker who arranges transactions in such investment vehicles, as well as any available information on other relevant transactions in the market. Members of OXLC Management’s portfolio management team also prepare portfolio company valuations using the most recent trustee reports and note valuation reports. OXLC Management or the Valuation Committee of the Board of Directors may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to the Board for its determination of fair value of these investments.

The Fund may also invest directly in senior secured loans (either in the primary or secondary markets). In valuing such investments, OXLC Management will prepare an analysis of each loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. All available information, including non-binding indicative bids obtained from large agent banks which may not be considered reliable, will be presented to the Valuation Committee of the Board to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Board will consider the number of trades, the size and timing of each trade and other circumstances around such trades, to the extent such information is available, in its determination of fair value. At September 30, 2011, the Fund did not have any direct investments in senior secured loans.

ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” provides guidance on factors that should be considered in determining when a previously active market becomes inactive and whether a transaction is orderly. In accordance with ASC 820-10-35, the Fund’s valuation procedures specifically provide for the review of indicative quotes supplied by the brokers or large agent banks that make a market for each CLO investment or senior secured loan, respectively. The Fund has considered the factors described in ASC 820-10 and has determined that it is properly valuing the securities in its portfolio.

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at September 30, 2011, were as follows:

($ in millions)	Fair Value Measurements at Reporting Date Using			Total
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
CLO Debt	0.0	0.0	20.9	20.9
CLO Equity	0.0	0.0	14.7	14.7
Total	$0.0	$0.0	$35.6	$35.6

OXFORD LANE CAPITAL CORP

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011
(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

A reconciliation of the fair value of investments for the six months ended September 30, 2011, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Total
Balance at March 31, 2011	$15.8	$14.9	$30.7
Realized gains included in earnings	0.0	0.0	0.0
Unrealized appreciation (depreciation) included in earnings	(3.5)	(0.5)	(4.0)
Amortization of discounts and premiums	0.2	1.4	1.6
Purchases	8.4	1.6	10.0
Repayments, sales of principal and reductions to investment cost value	0.0	(2.7)	(2.7)
Transfers in and/or out of level 3	0.0	0.0	0.0
Balance at September 30, 2011	$20.9	$14.7	$35.6
The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$(3.5)	$(0.5)	$(4.0)

The Fund’s policy is to recognize transfers in and transfers out of valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1, Level 2 and Level 3 during the six months ended September 30, 2011. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of or increase in available market inputs to determine price. Transfers in and transfers out of Level 3 are included in the Level 3 reconciliation.

OTHER ASSETS

Other assets consist of prepaid expenses associated primarily with insurance costs.

INVESTMENT INCOME RECOGNITION

Interest income, including the amortization of premium or accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected.

Interest income from investments in the “equity” class of security of CLO Funds (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to maturity utilizing assumed cash flows. The Fund monitors the expected cash inflows from its CLO equity investments, including the expected residual payments and the effective yield is determined and updated periodically.

FEDERAL INCOME TAXES

The Fund intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

OXFORD LANE CAPITAL CORP

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011
(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

As a newly formed entity, the Fund has not yet filed any federal tax returns. Management has analyzed the tax positions it expects to take on its return for the period ended March 31, 2011 and has concluded that there were no uncertain tax positions requiring accrual or disclosure in the financial statements.

For tax purposes, net unrealized depreciation is $4,796,072 because of the book to tax basis adjustment for accreted discount on equity CLOs. Aggregate gross unrealized appreciation for tax purposes is $27,561; aggregate gross unrealized depreciation for tax purposes is $4,823,633.

For tax purposes, the cost basis of the portfolio investments at September 30, 2011 was approximately $40,374,107.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Dividends from net investment income, if any, are expected to be declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan unless the shareholder has elected to have them paid in cash.

Dividends paid by the Fund are subject to re-characterization for tax purposes.

CONCENTRATION OF CREDIT RISK

At September 30, 2011, the Fund maintained a significant cash balance with State Street Bank and Trust Co. The Fund is subject to credit risk arising should State Street Bank and Trust Co. be unable to fulfill its obligations. In addition, the Fund’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which will subject the Fund to a risk of significant loss if that sector experiences a market downturn.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification.

NOTE 3. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into an Investment Advisory Agreement with OXLC Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners is the managing member of OXLC Management and serves as the administrator of OXLC. Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee and an incentive fee.

The base-management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Fund’s gross asset, which

OXFORD LANE CAPITAL CORP

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011
(Unaudited)

NOTE 3. RELATED PARTY TRANSACTIONS  – (continued)

means all assets of any type, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our undistributed net investment income used to calculate the incentive fee is also included in the amount of the Fund’s gross assets used to calculate the 2.00% base management fee. The incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter is calculated as follows:

•	no incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;
•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide the investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the six months ended September 30, 2011, the Fund accrued incentive fees of $104,506. At September 30, 2011, the Fund has an incentive fee payable in the amount of $25,431.

Effective September 9, 2010 the Fund entered into an administration agreement with BDC Partners to serve as its administrator. Under the administration agreement, BDC Partners performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and preparing reports to the Fund’s stockholders. In addition, BDC Partners assists the Fund in determining and publishing the Fund’s net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the administration agreement are equal to an amount based upon the Fund’s allocable portion of BDC Partners’ overhead in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the

OXFORD LANE CAPITAL CORP

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011
(Unaudited)

NOTE 3. RELATED PARTY TRANSACTIONS  – (continued)

compensation of the Fund’s chief financial officer, chief compliance officer, controller and treasurer, and the Fund’s allocable portion of the compensation of any administrative support staff. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation will be paid to directors who are interested persons of the Fund as defined in the 1940 Act.

Certain directors, officers and other related parties, including members of OXLC Management, own 10.9% of the Fund at September 30, 2011.

NOTE 4. OTHER INCOME

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Fund’s investments, are fully earned and non-refundable, and are generally non-recurring. The Fund had no such income for the six months ended September 30, 2011.

NOTE 5. RIGHTS OFFERING

On August 3, 2011 (the “Record Date”) the Fund issued transferable rights to purchase common stock to its stockholders of record (“Record Date Stockholders”). Record Date Stockholders received one right for each outstanding share of common stock owned on the Record Date. The rights entitle the holders to purchase one new share of common stock for every three rights held. On August 26, 2011, the Fund closed its rights offering and sold 591,938 shares of its common stock at a price of $15.00 per share, less underwriting fees and offering costs of $595,779. The total net proceeds to the Fund from the issuance of transferable rights of common stock to Record Date Stockholders were $8,283,291.

NOTE 6. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, excluding short-term investments, for the six months ended September 30, 2011, totaled $10,054,942 and $0, respectively.

NOTE 7. COMMITMENTS

In the normal course of business, the Fund enters into a variety of undertakings containing warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of September 30, 2011, the Fund had not issued any commitments to purchase additional debt investments and/or warrants from any portfolio companies.

NOTE 8. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions that occurred after September 30, 2011 and through the date that the financial statements were issued, and determined that there were no matters requiring adjustment to, or disclosure in, the financial statements.

On October 24, 2011, a dividend of $0.50 per share was declared to common shareholders payable December 30, 2011 to shareholders of record on December 16, 2011. All dividends are subject to

OXFORD LANE CAPITAL CORP

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011
(Unaudited)

NOTE 8. SUBSEQUENT EVENTS  – (continued)

recharacterization as a return of capital or a distribution of net realized gain based upon the results of operations of the Fund for the fiscal year ending March 31, 2012.

NOTE 9. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.

NOTE 10. FINANCIAL HIGHLIGHTS

Financial highlights for the six months ended September 30, 2011 and for the period January 25, 2011 (Commencement of Operations) to March 31, 2011 are as follows:

	Six months ended September 30, 2011	January 25, 2011 (Commencement of Operations) to March 31, 2011
Per Share Data
Net asset value at beginning of period(1)	$18.19	$16.80
Net investment income(2)	0.57	0.07
Net realized and unrealized capital losses(3)	(1.61)	(0.03)
Total from investment operations	(1.04)	0.04
Less distributions to shareholders from investment income	(1.00)	(0.25)
Effect of shares issued, net of underwriting costs	(0.91)	1.79
Effect of offering costs	(0.10)	(0.19)
Effect of shares issued, net	(1.01)	1.60
Net asset value at end of period	$15.14	$18.19
Per share market value at beginning of period.	$18.75	$20.00
Per share market value at end of period	$13.64	$18.75
Total return(4)	(22.55%)	(5.00%)
Shares outstanding at end of period	2,455,238	1,861,250
Ratios/Supplemental Data
Net assets at end of period (000’s)	$37,165	$33,863
Ratio of net investment income to average daily net assets(5)	6.49%	3.51%
Ratio of expenses to average daily net assets(5)	5.73%	4.79%
Portfolio turnover rate	0.00%	0.05%

(1)	The $16.80 represents the net asset value per share prior to commencement of operations, January 25, 2011.
(2)	Represents per share net investment income for the period, based upon average shares outstanding.
(3)	Net realized and unrealized capital losses includes adjustment to reconcile changes in net asset value per share.
(4)	Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. Not annualized.
(5)	Annualized. With respect to the period January 25, 2011 (Commencement of Operations) to March 31, 2011, annualized after adjusting for certain annual periodic expenses recorded during the period ended March 31, 2011.

OXFORD LANE CAPITAL CORP

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011
(Unaudited)

NOTE 11. RISK DISCLOSURES

The U.S. capital markets have experienced periods of extreme volatility and disruption over the past three years. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Fund’s business, financial condition and results of operations. Adverse economic conditions could also limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment purchases, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

OXLC Management’s investment team also presently manages the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, Greenwich Loan Income Fund Limited, a publicly-traded Guernsey fund that invests primarily in Senior Loans across a variety of industries globally, T2 Income Fund CLO I Ltd., a CLO structured finance vehicle that invests in a diversified portfolio of Senior Loans, the assets of which are included in the gross assets of Greenwich Loan Income Fund Limited, and Oxford Gate Capital, LLC, a private partnership that invests in a broad range of assets, including the equity and debt of CLOs. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Such co-investment may require exemptive relief from the SEC. If relief is sought, there can be no assurance when, or if, such relief may be obtained. No co-investments that would require exemptive relief were made.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Fund’s investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the investment adviser could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in the investment adviser’s income incentive fee resulting from such a general increase in interest rates.

The Fund’s portfolio will consist primarily of equity and junior debt investments in CLO vehicles, which involves a number of significant risks. CLO vehicles are typically very highly levered (10 – 14 times), and therefore the junior debt and equity tranches that the Fund will invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. The Fund will generally have the right to receive payments only from the CLO vehicles, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund intends to initially target generally enable the investor to acquire interests in a pool of Senior Loans without the expenses associated with directly holding the same investments, the Fund will generally pay a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

The interests the Fund intends to acquire in CLO vehicles will likely be thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest

OXFORD LANE CAPITAL CORP

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011
(Unaudited)

NOTE 11. RISK DISCLOSURES  – (continued)

or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results.

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether the Fund receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $2.50 plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 250 Royall Street, Canton, MA 02021 or by phone at (781) 575-2973.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (203) 983-5275.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	46	Chief Executive Officer and Director	2010	2013
Saul B. Rosenthal	43	President and Director	2010	2012
Independent Directors
Mark J. Ashenfelter	52	Chairman of the Board of Directors	2010	2013
John Reardon	45	Director	2010	2011
David S. Shin	43	Director	2010	2012

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Patrick F. Conroy	54	Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act. Messrs. Cohen and Rosenthal are interested persons of Oxford Lane Capital due to their positions as Chief Executive Officer and President, respectively, of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of BDC Partners, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both TICC Capital Corp., a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and as the managing member of BDC Partners. Mr. Cohen is also a member of the Board of Directors of TICC Capital Corp. In addition, Mr. Cohen has served since 2005 as the Chief Executive Officer of T2 Advisers, LLC, which serves as the investment adviser to Greenwich Loan

Income Fund Limited (f/k/a T2 Income Fund Limited), a Guernsey fund that invests primarily in Senior Loans and collateral manager of T2 Income Fund CLO I Ltd., a CLO vehicle sponsored by Greenwich Loan Income Fund Limited. Mr. Cohen was also the owner, managing member, and a principal of JHC Capital Management, a registered investment adviser, and was previously a managing member and principal of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Prior to founding JHC Capital Management in 2001, Mr. Cohen managed technology research groups at Wit SoundView from 1999 to 2001. He has also managed securities research groups at Merrill Lynch & Co. from 1998 to 1999. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as Chief Operating Officer since 2003 and President since 2004 of TICC Capital Corp., a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and is a member of BDC Partners. In addition, Mr. Rosenthal has also served since 2005 as the President of T2 Advisers, LLC, which serves as investment adviser for Greenwich Loan Income Fund Limited, a Guernsey fund that invests primarily in Senior Loans and collateral manager of T2 Income Fund CLO I Ltd., a CLO vehicle sponsored by Greenwich Loan Income Fund Limited. Mr. Rosenthal was previously an attorney at Shearman & Sterling LLP. Mr. Rosenthal serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and the New York City chapter of the Young Presidents’ Organization (YPO-WPO). Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the principal of Reardon Consulting, LLP, which specializes in providing management consulting services to technology companies in the telecom, software, and cyber security industries. Mr. Reardon also serves as the General Manager of Maritime Communications/Land Mobile, LLC. Previously, Mr. Reardon managed telecommunications companies in the mobile voice, data and engineering services markets as Chief Executive Officer and a member of the Board of Directors of Mobex Communications, Inc. from 2001 to 2005. From 1997 – 2001, he served as General Counsel and Secretary of the Board of Directors of Mobex Communications, Inc. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree in Political Science from Boston University, summa cum laude, and earned his J.D. from Columbia Law School. He is admitted to the New York State Bar and the Washington, DC Bar, and is the current president of the Columbia Law School Alumni Association of Washington, DC. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently serves as an asset management professional at Perella Weinberg Partners, a financial services firm. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S. from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Patrick F. Conroy has served as our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary since 2010. Mr. Conroy has also served as the Chief Financial Officer since 2003, and the Chief Compliance Officer and Corporate Secretary since 2004, of TICC Capital Corp., a publicly traded business development company. Mr. Conroy also currently serves as the Chief Financial Officer, Chief Compliance Officer and Treasurer of Oxford Lane Management, TICC Management, LLC and BDC Partners. Mr. Conroy has also served since 2005 as the Chief Financial Officer of T2 Advisers, LLC and the Chief Financial Officer of Greenwich Loan Income Fund Limited, a Guernsey fund that invests primarily in Senior Loans, for which T2 Advisers, LLC serves as investment adviser. Prior to joining TICC Capital Corp. in December 2003, Mr. Conroy was a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. He is a certified public accountant. Mr. Conroy received a B.S. in Accounting, summa cum laude, from St. John’s University and did graduate work at Bernard M. Baruch College of the City University of New York.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended March 31, 2011.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$11,750	—	$11,750
John Reardon	$11,750	—	$11,750
David S. Shin	$13,000	—	$13,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation is paid to directors who are interested persons of Oxford Lane Capital as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers will not receive any direct compensation from Oxford Lane Capital. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in BDC Partners, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal will not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Conroy to Oxford Lane Capital.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an in-person meeting of our Board of Directors held on September 9, 2010, our Board of Directors unanimously voted to approve the investment advisory agreement (the “Advisory Agreement”) by and between the Fund and Oxford Lane Management, LLC (“Oxford Lane Management”). In reaching a decision to approve the investment advisory agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Fund by Oxford Lane Management;
•	the investment performance of the Fund and Oxford Lane Management;
•	comparative data with respect to advisory fees or similar expenses paid by other registered management investment companies with similar investment objectives;
•	the Fund’s projected operating expenses and expense ratio compared to registered management investment companies with similar investment objectives;
•	any existing and potential sources of indirect income to Oxford Lane Management or BDC Partners, LLC from their relationships with the Fund and the profitability of those relationships;
•	information about the services to be performed and the personnel performing such services under the Advisory Agreement;
•	the organizational capability and financial condition of Oxford Lane Management and its affiliates;
•	Oxford Lane Management’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to Oxford Lane Management; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that fees payable to Oxford Lane Management pursuant to the Advisory Agreement were reasonable in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

ADDITIONAL INFORMATION

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available free of charge by contacting the Fund by mail at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on its website at http://www.oxfordlanecapital.com.

Proxy Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended March 31, is available (i) without charge, upon request, by calling (203) 983-5275; (ii) on the Fund’s website at http://www.oxfordlanecapital.com and (iii) on the Commission’s website at http://www.sec.gov.

Tax Information

For tax purposes, there were no distributions to shareholders during the fiscal period ended March 31, 2011.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•	It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.
•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Oxford Lane Capital Corp.

BOARD OF DIRECTORS

Independent Directors
Mark J. Ashenfelter, Chairman of the Board of Directors
John Reardon
David S. Shin

Interested Directors(1)
Jonathan H. Cohen
Saul B. Rosenthal

OFFICERS
Jonathan H. Cohen, Chief Executive Officer
Saul B. Rosenthal, President
Patrick F. Conroy, Chief Financial Officer, Chief Compliance Officer and Secretary
Bruce Rubin, Treasurer and Controller

INVESTMENT ADVISOR
Oxford Lane Management, LLC
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(1)	As defined under the Investment Company Act of 1940, as amended.

Oxford Lane Capital Corp.

8 Sound Shore Drive, Suite 255 | Greenwich, CT 06830 | oxfordlanecapital.com | (202) 983-5275

1

Item 2. Code of Ethics.

The information required by this item is not required in a semi-annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The information required by this item is not required in a semi-annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The information required by this item is not required in a semi-annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

The information required by this item is not required in a semi-annual report on this Form N-CSR.

Item 6. Schedule of Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this item is not required in a semi-annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information required by this item is not required in a semi-annual report on this Form N-CSR.

(b) There has been no change, as of the date of the filing of the semi-annual report on this Form N-CSR, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3) Not applicable.

(b) Certifications of the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD LANE CAPITAL CORP.

By:	/s/ Jonathan H. Cohen Jonathan H. Cohen Chief Executive Officer Date: November 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan H. Cohen Jonathan H. Cohen Chief Executive Officer Date: November 8, 2011

By:	/s/ Patrick F. Conroy Patrick F. Conroy Chief Financial Officer, Chief Compliance Officer and Corporate Secretary Date: November 8, 2011